SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Global Macro Fund
Effective on or about September 1, 2020, the following information replaces the existing similar disclosure relating to the fund contained under the “UNDERSTANDING DISTRIBUTIONS AND TAXES” heading of the “INVESTING IN THE FUNDS” section of the fund’s prospectus.
DWS Global Macro Fund intends to pay dividends and distributions of investment income quarterly, specifically, in March, June, September and December.
Please Retain This Supplement for Future Reference

May 13, 2020
PROSTKR20-16